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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



                                   May 1, 2003
                Date of Report (Date of earliest event reported)




                               Sonic Foundry, Inc.
             (Exact name of registrant as specified in its chapter)



           Maryland                     1-14007                 39-1783372
 (State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)              File Number)          Identification No.)



1617 Sherman Ave, Madison, WI 53704                (608) 256 - 3133
(Address of principal executive offices)    (Registrant's telephone number)

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Item 5. Other Events and Regulation FD Disclosure.

On May 2, 2003, Sonic Foundry, Inc. ("Sonic") announced it had reached an agreement to sell all of Sonic's desktop software products and related assets for $18 million cash and assumption of certain trade payables, accrued liabilities and capital leases associated with the desktop software business. See attached press release at exhibit 99.2.

Item 9. Regulation FD Disclosure

On May 1, 2003, Sonic reported fiscal 2003, second quarter and six month financial results. See attached press release at exhibit 99.1.

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                                  EXHIBIT LIST

NUMBER                           DESCRIPTION
------                           -----------

99.1 Press release dated May 1, 2003 regarding the reporting of fiscal 2003 second quarter and six month financial results

99.2 Press release dated May 2, 2003 regarding the announcement of an agreement to sell all desktop software products and related assets.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               Sonic Foundry, Inc.
                               -------------------
                                  (Registrant)



      May 6, 2003           By: /s/ Kenneth A. Minor
                                --------------------
                                   Kenneth A. Minor
                                Chief Financial Officer